EXHIBIT 99.2

                          HOLLINGER INTERNATIONAL INC.

                         WRITTEN CONSENT OF STOCKHOLDERS

                   CORPORATE GOVERNANCE PROTECTION RESOLUTIONS

         Pursuant to Section 228 of the Delaware General Corporation Law

                          Effective on January 23, 2004

         The undersigned, being the holders of shares of Class A Common Stock and Class B Common Stock of Hollinger International Inc. (the "CORPORATION"), a Delaware corporation, representing not less than a majority of the voting power of the outstanding capital stock of the Corporation, hereby consent to the adoption of, and hereby adopt pursuant to Section 228 of the Delaware General Corporation Law (the "DGCL"), the following resolutions:

         WHEREAS, the undersigned have determined to amend the By-laws of the Corporation (the "BY-LAWS") by action taken in accordance with Section 109 of the DGCL.

         NOW, THEREFORE, BE IT RESOLVED that the stockholders of the Corporation holding outstanding shares of stock of the Corporation that have a majority of the votes that could be cast by the holders of all outstanding shares of stock entitled to vote hereon hereby amend, effective immediately upon execution of this Written Consent, the By-laws as follows:

         1. Section 2.3 shall be deleted in its entirety and replaced with the following:

     Section 2.3. ELECTION; RESIGNATION; REMOVAL; VACANCIES. The Board of Directors shall be elected by the stockholders at the annual meeting of the stockholders. Each director shall hold office for a term of one year or until his successor is elected and qualified or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of outstanding shares of stock having a majority in voting interest then entitled to vote at an election of directors. Any newly created directorship or any vacancy occurring in the Board of Directors for any cause may be filled (a) by the stockholders at any annual or special meeting of the stockholders or by written consent of the stockholders in accordance with Section 1.11 of these By-laws or (b) by all of the remaining members of the Board of Directors then in office, even if such majority is less than a quorum, and each director so elected shall hold office until the expiration of the term of office of the director whom he has


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     replaced or until his successor is elected and qualified or until his earlier resignation or removal. The occurrence of a vacancy which is not filled within ninety (90) days after the occurrence of such vacancy by action of the Board of Directors or the stockholders shall constitute a determination by the Board of Directors that the number of directors is to be reduced so as to eliminate such vacancy, unless the Board of Directors shall specify otherwise. When one or more directors shall resign from the Board of Directors, effective as of a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the expiration of the term of office of the director whom he has replaced or until his successor is elected and qualified or until his earlier resignation or removal.

         2. Section 2.4 shall be deleted in its entirety and replaced with the following:

     Section 2.4. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places, within or without the State of Delaware, and at such times as the Board of Directors may from time to time determine. Notice by letter, telegram or facsimile of a regular meeting of the Board of Directors, which shall include a statement of all business to be conducted at the regular meeting, shall be given by the person or persons calling the meeting at least seven (7) calendar days in advance of such meeting.

         3. Section 2.5 shall be deleted in its entirety and replaced with the following:

     Section 2.5. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place, within or without the State of Delaware, whenever called by the Chairman of the Board, the President or any member of the Board of Directors. Notice by letter, telegram or facsimile of a special meeting of the Board of Directors, which shall include a statement of all business to be conducted at the special meeting, shall be given by the person or persons calling the meeting at least seven (7) calendar days in advance of the special meeting. No business shall be conducted at any such special meeting other than that stated in the notice thereof.

         4. Section 2.7 shall be deleted in its entirety and replaced with the following:

     Section 2.7. QUORUM, VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors eighty percent (80%) of the total number of directors then in office shall constitute a quorum for the transaction of business other than with respect to a Special Board Matter (as hereinafter defined), except that a quorum consisting of all of the directors then in office shall be required for action by the Board of Directors on any of the following matters (each, a "SPECIAL BOARD MATTER"): (a) in


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     reference to amending the Certificate of Incorporation, (b) to adopt or recommend to the stockholders an agreement of merger and consolidation, (c) to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, a dissolution of the Corporation or a revocation of a dissolution, (d) to sell, lease, exchange or otherwise dispose of, in any one or a series of related transactions, assets of the Corporation or its subsidiaries having a Value in excess of US$1,000,000 or agree to do any of the foregoing, (e) to amend these By-laws or recommend to the stockholders any amendments to these By-laws, (f) to authorize the issuance of stock, (g) to change the number of directors or fill any vacancy on the Board of Directors or any committee thereof, (h) to designate any committee to subcommittee of the Board of Directors or to amend or modify the powers or authority granted to any such committee or subcommittee, (i) to prescribe or change the time or place of any regular meeting of the Board of Directors, (j) to approve a plan of merger not requiring stockholder approval or (k) to remove any officer with or without cause at any meeting of the Board of Directors. For purposes of this Section 2.7 and Section 2.10, "VALUE" means the greater of (i) the book value of such assets as then carried on the books and records of the Corporation and (ii) the fair value of such assets, as determined by the consideration proposed to be paid, directly or indirectly, to the Corporation or the applicable subsidiary in connection with such sale, lease, exchange or other disposal or, in the absence of any such determinable consideration, as otherwise determined by the Board of Directors acting in good faith. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, provided that the unanimous vote of the directors present at a meeting at which the requisite quorum is present shall be required to take action with respect to any Special Board Matter.

         5. Section 2.10 shall be deleted in its entirety and replaced with the following:

     Section 2.10. COMMITTEES. From and after January 23, 2004, the only authorized committees of the Board of Directors shall be the Audit Committee and the Special Committee, with each such committee consisting of the directors who are members thereof as of such date. The Audit Committee and the Special Committee shall have only the powers and authority granted thereto in the Audit Committee Charter, in the case of the Audit Committee, and the resolutions of the Board of Directors designating the Special Committee, in the case of the Special Committee. All other committees or subcommittees of the Board of Directors designated by the Board of Directors prior to or on such date shall cease to exist and any and all powers or authority granted to any such committee or subcommittee, by resolution of the directors or otherwise, shall be withdrawn and rescinded as of such date. From and after January 23, 2004, the Board of Directors may, by resolution passed at a meeting of the Board of Directors at which the requisite quorum is present, designate one or more other committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of

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     any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at such meeting in the place of any such absent or disqualified member. Except as provided in the foregoing provisions of this Section 2.10, no committee shall have or may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation. Notwithstanding any other provision of this Section 2.10, no committee or subcommittee shall have power or authority (a) in reference to approving or adopting, or recommending to the stockholders, any action or matter expressly required by law to be submitted to stockholders for approval or
     (b) in reference to adopting, amending or repealing any By-law of the Corporation.

         6. Section 2.12 shall be deleted in its entirety and replaced with the following:

     Section 2.12. COMMITTEE MEETINGS. Each committee shall meet at the call of its chairman or any two regular members of such committee upon notice by letter, telegram or facsimile to each member of such committee not less than twenty-four (24) hours prior to such meeting, a copy of which notice shall simultaneously be transmitted to each director who is not a member of such committee. The presence of members (regular or alternate) of any committee equal in number to a majority of the members of such committee shall constitute a quorum for the transaction of business, and the vote of a majority of members present at any meeting at which a quorum is present shall be the act of such committee.

         7. Section 2.13 shall be deleted in its entirety and replaced with the following:

     Section 2.13. COMMITTEE REPORTS. Not later than five (5) calendar days after the adjournment of any committee meeting, each committee other than the Special Committee shall report to all of the directors then in office the substance of all action taken by such committee, with reasonable particularity, since the date of its last report to the Board of Directors. Each report shall be filed with the minutes of the meeting of the Board of Directors to which it is presented as part of the corporate records.

         8. Section 3.1 shall be deleted in its entirety and replaced with the following:

     The Board of Directors shall elect a Chief Executive Officer, a Chairman of the Board, a President and a Secretary, and it may, if it so determines, choose a Deputy Chairman of the Board, one or more Vice Chairmen, one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. The Chairman of the Board, the Deputy Chairman and any

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     Vice Chairman shall be a member of the Board of Directors. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of stockholders next succeeding his election or until his successor is elected and qualified or until his earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause in accordance with Section 2.7, but such removal shall be without prejudice to the contractual rights, if any, of such officer against the Corporation. Any number of offices may be held by the same person, except that the President may not be the Secretary of the Corporation. Any vacancy occurring in any office of the Corporation by reason of death, resignation or removal or any other reason may be filled for the unexpired portion of its term by the Board of Directors at any regular or special meeting. The Board of Directors may require any officer, agent or employee of the Corporation to post a bond or provide other security for the due and faithful performance of his duties.

         9. Article VII shall be deleted in its entirety and replaced with the following:

     The authority to adopt, amend or repeal By-laws of the Corporation is expressly conferred upon the Board of Directors, which may take such action by the requisite vote of the Board of Directors, as set forth in Section 2.7, at any regular or special meeting duly convened after notice of that purpose, subject always to the power of the stockholders to adopt, amend or repeal the By-laws of the Corporation and PROVIDED, that any By-law adopted by the stockholders may be amended or repealed only by the stockholders entitled to vote on such action.



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         IN WITNESS WHEREOF, the undersigned stockholders of the Corporation signed this consent on the 22nd day of January, 2004.



                                               HOLLINGER INC.


                                               By:      /s/ Peter G. White
                                                    -------------------------
                                                    Name:  Peter G. White
                                                    Title: Director


                                               504468 N.B. INC.


                                               By:      /s/  Peter G. White
                                                    -------------------------
                                                    Name:  Peter G. White
                                                    Title: Director